EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Churchill Capital Corp IX (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2024, as filed with the Securities and Exchange Commission (the “Report”), I, Michael Klein, Chief Executive Officer, President, and Chairman of the Board of Directors of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2024

/s/ Michael Klein
Michael Klein
Chief Executive Officer, President, and Chairman of the Board
(Principal Executive Officer)